Assets Held For Sale	12 Months Ended
Dec. 31, 2012
Assets Held For Sale

15. Assets Held for Sale

On February 6, 2013, we announced that we have entered into an asset purchase agreement with Biogen Idec to transfer to Biogen Idec all Tysabri IP and other assets related to Tysabri. As a result of this transaction, Biogen Idec will have sole authority over and exclusive worldwide rights to the development, manufacturing and commercialization of Tysabri. In accordance with the terms of the transaction, upon consummation of the transaction, the existing collaboration arrangements with Biogen Idec will be terminated and Biogen Idec will pay to us an upfront payment of $3.25 billion and continuing royalties on Tysabri in-market sales. We will earn a royalty of 12% of global net sales of Tysabri during the first 12 months following the closing of the transaction. Thereafter, we will earn a royalty of 18% of global net sales up to $2.0 billion each year, and a 25% royalty on annual global net sales above $2.0 billion. The transaction is expected to close in the first half of 2013, subject to the satisfaction of certain conditions, including customary regulatory approvals.

The assets of the Tysabri business have been presented as held for sale as of December 31, 2012. The major classes of assets of the Tysabri business presented as held for sale are as follows:

2012
Goodwill	$110.8
Other intangible assets	84.4
Inventory	24.9

Total	$220.1

Refer to Note 12 for information on the results of Tysabri for the years ended December 31, 2012, 2011 and 2010, which are presented as a discontinued operation in the Consolidated Statements of Operations.